HII Q1 2024 Earnings Chris Kastner HII President & CEO Tom Stiehle HII Executive Vice President & CFO May 2, 2024 Exhibit 99.2

Cautionary Statement Regarding Forward-looking Statements 2 Statements in this presentation and in our other filings with the Securities and Exchange Commission ("SEC"), as well as other statements we may make from time to time, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs, including cost increases due to inflation, and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks; our ability to attract, train and retain a qualified workforce; disruptions impacting global supply, including those resulting from the ongoing conflict between Russia and Ukraine and in the Middle East; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our other filings with the SEC. Additional factors include those described in our 2023 Annual Report on Form 10-K, including under the captions "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Business," in our subsequent quarterly reports on Form 10-Q, including under the captions "Risk Factors" and “Management's Discussion and Analysis of Financial Condition and Results of Operations," and in our subsequent filings with the SEC. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update or revise any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

Q1 2024 Financial Highlights 3 • Record first quarter revenues of $2.8B, up 4.9% YoY – Mission Technologies revenues $750M, up 20.2% • Operating Income of $154M, up 9.2% YoY • Operating margin of 5.5%, up from 5.3% YoY • Net Income of $153M, up 18.6% YoY • Diluted EPS of $3.87, up 19.8% YoY • Quarter-end backlog of $48.4B, up 3% YoY Accelerating growth, expanding income and EPS, higher backlog

HII Q1 2024 Operational Highlights 4 Ingalls Shipbuilding Highlights • Completed Builder’s and Acceptance trials for Richard M. McCool Jr. (LPD 29) Newport News Shipbuilding Highlights • Floated off Massachusetts (SSN 798) • Completed acceptance trials for New Jersey (SSN 796) • Awarded advance planning contract for the RCOH of USS Harry S. Truman (CVN 75) Mission Technologies Highlights • Awarded $305M contract to protect U.S. regional interests in the Republic of Korea • Awarded $74M contract to research, analyze and develop enhanced capabilities for vertical launching systems (VLS) onboard U.S. Navy surface ships • Awarded an order to build a REMUS 620 unmanned underwater vehicle for an international customer

$17 $28 $0 $5 $10 $15 $20 $25 $30 Q123 Q124 $624 $750 $0 $200 $400 $600 $800 Q123 Q124 $84 $82 $0 $20 $40 $60 $80 $100 Q123 Q124 $1,506 $1,434 $0 $500 $1,000 $1,500 $2,000 Q123 Q124 $55 $60 $0 $20 $40 $60 $80 Q123 Q124 $577 $655 $0 $200 $400 $600 $800 Q123 Q124 5 HII Q1 2024 Segment Results YoY Newport News Shipbuilding Ingalls Shipbuilding Mission Technologies 1 Non-GAAP measures. See appendix for definitions and reconciliations. REVENUE ($M) SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 REVENUE ($M) REVENUE ($M) SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 SEGMENT OPERATING INCOME1 ($M) & MARGIN %1 9.5% 5.6% 5.7% 4.2% Revenue + Surface combatants and amphibious assault ships volume - National security cutter volume Operating Income + Changes in volume stated above Revenue - Aircraft carriers and Virginia class submarines volume Operating Income - Volume decreases stated above Revenue + C5ISR and CEW&S volume Operating Income + Volume increases stated above 2.7% 3.7% 9.2% 14% 9% (2%) 20% 65% (5%)

$0 $20 $40 $60 $80 $100 $120 Q123 Q124 Dividends Share Repurchases (at cost) 6 HII Q1 2024 Capital Deployment CASH FLOW USE ($M) SHAREHOLDER DISTRIBUTIONS ($M) TOTAL $113 • Cash balance of $10 million and liquidity of ~$1.4 billion at quarter end • Net capital expenditures of 2.6% of revenues in Q1 • Cash contributions to pension and other postretirement benefit plans of $10 million in Q1 • $113 million of distributions to shareholders in Q1 • Paid dividends totaling $51 million • Repurchased 223 thousand shares at a cost of $62 million 1 Non-GAAP measure. See appendix for definition and reconciliation. TOTAL $58 1 ($9) ($202) ($40) ($72) ($49) ($274) ($300) ($250) ($200) ($150) ($100) ($50) $0 Cash from Ops. CAPEX Free Cash Flow Q123 Q124 $49 $51 $9 $62

7 HII Outlook1 FY24 Outlook1 Shipbuilding Revenue2 $8.8B - $9.1B Shipbuilding Operating Margin2 7.6% - 7.8% Mission Technologies Revenue $2.7B - $2.75B Mission Technologies Segment Operating Margin2 3.0% - 3.5% Mission Technologies EBITDA Margin2 8.0% - 8.5% Operating FAS/CAS Adjustment ($63M) Non-current State Income Tax Benefit/Expense3 ~$0M Interest Expense ($90M) Non-operating Retirement Benefit $178M Effective Tax Rate ~21% Depreciation & Amortization ~$350M Capital Expenditures ~5.3% of Sales Free Cash Flow2,4 $600M - $700M 1 The financial outlook, expectations and other forward looking statements provided by the company for 2024 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 3 Outlook is based on current tax law. Repeal or deferral of requirement to capitalize R&D expenditures would result in elevated non-current state income tax expense. 4 Outlook is based on current tax law and assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed. Reaffirming FY24 Outlook Reaffirming 5 year (FY24-FY28) Free Cash Flow2,4 outlook of $3.6B Q2 2024 Outlook • Shipbuilding revenue2 of ~$2.2B and shipbuilding operating margin2 of ~7% • Mission Technologies revenue of ~$650M and Mission Technologies segment operating margin2 of ~2.5% • Free cash flow2,4 of ~($100M)

Investment Thesis Largest U.S. military seapower provider with leading all-domain, integrated defense technologies Historic and significant market tailwinds providing highly visible growth Margin expansion opportunity driven by operational execution and delivering on commitments Projected free cash flow growth enabling disciplined capital allocation and increasing total shareholder value 8

Appendix

$141 $154 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 Q123 Q124 10 HII Q1 2024 Consolidated Results • Revenue grew $131M or 4.9% YoY driven by growth at Mission Technologies CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN % 5.6% • Operating income increased $13M YoY due to higher volumes at Mission Technologies and Ingalls 5.3% 6.1%5.5% 1 Non-GAAP measure. See appendix for definitions and reconciliations. $2,674 $2,805 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q123 Q124

11 Non-GAAP Information We make reference to “free cash flow,” “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA” and “Mission Technologies EBITDA margin.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

12 Non-GAAP Measures Definitions Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. Certain of the financial measures we present are adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

13 Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin ($ in millions) 2024 2023 Ingalls revenues 655 577 Newport News revenues 1,434 1,506 Mission Technologies revenues 750 624 Intersegment eliminations (34) (33) Sales and Service Revenues 2,805 2,674 Operating Income 154 141 Operating FAS/CAS Adjustment 17 19 Non-current state income taxes (1) (4) Segment Operating Income 170 156 As a percent age of sales and service revenues 6.1% 5.8 % Ingalls segment operating income 60 55 As a percent age of Ingalls revenues 9.2% 9.5 % Newport News segment operating income 82 84 As a percent age of Newport News revenues 5.7% 5.6 % Mission Technologies segment operating income 28 17 As a percent age of Mission Technologies revenues 3.7% 2.7 % March 31 Three Months Ended

14 Non-GAAP Reconciliations Shipbuilding Revenues & Operating Margin ($ in millions) 2024 2023 Sales and service revenues 2,805 2,674 Mission Technologies (750) (624) Intersegment eliminations 34 33 Shipbuilding Revenues 2,089 2,083 Operating Income 154 141 Operating FAS/CAS Adjustment 17 19 Non-current state income taxes (1) (4) Segment Operating Income 170 156 Mission Technologies (28) (17) Shipbuilding Operating Income 142 139 Shipbuilding Operating Margin 6.8% 6.7 % March 31 Three Months Ended

15 Non-GAAP Reconciliations Free Cash Flow ($ in millions) 2024 2023 Net cash used in operating activit ies (202) (9) Less capital expenditures: Capital expenditure addit ions (75) (43) Grant proceeds for capital expenditures 3 3 Free cash flow (274) (49) March 31 Three Months Ended

16 Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin ($ in millions) 2024 2023 Mission Technologies sales and service revenues 750 624 Mission Technologies segment operating income 28 17 Mission Technologies depreciat ion expense 3 3 Mission Technologies amort izat ion expense 25 27 Mission Technologies state tax expense 2 3 Mission Technologies EBITDA 58 50 Mission Technologies EBITDA margin 7.7% 8.0 % March 31 Three Months Ended